UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 9, 2013

Gladstone Commercial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-33097	020681276
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 9, 2013, Gladstone Commercial Corporation, through Gladstone Commercial Limited Partnership, its wholly-owned operating partnership (collectively, the "Company"), closed on its previously announced acquisition of a 320,000-square foot building (the "Property"), located in the technology corridor of Austin, Texas. The Company acquired the Property for a purchase price of $57,000,000, exclusive of closing costs, from Karlin Parmer Office, LLC. It funded the acquisition with a combination of cash proceeds received from its most recent common stock offering and a 10 year non-recourse loan through Cantor Commercial Real Estate. The Property is an office building that is 100% leased to one tenant.

The Company previously announced its entry into the agreement to acquire the Property and provided information regarding the transaction under Items 1.01 and 8.01 in Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 28, 2013 and June 14, 2013, respectively, which information is incorporated into this Item 2.01 disclosure by reference.

Item 7.01 Regulation FD Disclosure.

On July 10, 2013, the Company issued a press release announcing the acquisition of the Property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but no later than 71 calendar days after the latest date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but no later than 71 calendar days after the latest date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

99.1 Press Release issued by Gladstone Commercial Corporation on July 10, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

July 15, 2013	By:	/s/ Danielle Jones

Name: Danielle Jones
Title: Chief Financial Officer & Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Gladstone Commercial Corporation on July 10, 2013